United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 25, 2005
                                                          ---------------


                              NORTH VALLEY BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          CALIFORNIA                    0-10652                94-2751350
  ----------------------------       -------------       ----------------------
  (State or other jurisdiction       (File Number)          (I.R.S. Employer
        of incorporation)                                identification number)


                    300 Park Marina Circle, Redding, CA 96001
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (530) 226-2900
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

         Item 8.01:   Other Events

         On August 25, 2005, the registrant issued a Press Release, "North Valley Bancorp Announces Cash Dividend of $.10 (ten cents) per Common Share". Attached hereto as Exhibit 99.88 and incorporated herein by this reference is said Press Release dated August 25, 2005.


         Item 9.01:   Financial Statements and Exhibits

               (c)    Exhibits

           (99.88)    News Release of North Valley Bancorp dated August 25, 2005
                      ----------------------------------------------------------





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NORTH VALLEY BANCORP


                                              By: /s/ SHARON L. BENSON
                                                  ------------------------------
                                                  Sharon L. Benson
Dated:  August 26, 2005                           Controller